UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dell Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Explanatory Note

This amendment to Schedule 14A amends and restates the Dell Supplemental Investor Materials filed as definitive additional materials with the Securities and Exchange Commission on July 5, 2013 to include a non-GAAP financial measures reconciliation table as Appendix A and certain other technical revisions.

Dell Supplemental Investor Materials July 2013

Agenda 1 Business perspectives 2 Valuation perspectives 7 Appendix 13

Trends in Dell’s PC business put the transformation at risk
Dell remains largely a PC business
Two thirds of Dell’s revenue is driven by PCs
1
Support and Deployment services, which are largely PC-driven, represent a majority of consolidated operating income
Cash flow that has fueled Enterprise acquisitions is deteriorating
PC business is in secular decline
PC unit forecasts revised downward and sector valuations declining
Dell does not have a meaningful tablet business and lacks a smartphone offering
Transition to enterprise is risky, expensive and a multi-year process
Dell has completed $13bn of acquisitions
Product and sales force integration remains a work in progress
Growth of Cloud represents a substantial threat
Proposed transaction shifts all business risks to the buyer
Source: BCG
Note: PC business, or PCs, representative of EUC segment
¹ Includes desktop, mobility and third-party software and peripherals revenue in FY13

On June 28, 2013, Morgan Stanley lowered its 2013 PC unit forecast from -5% to -10%
“…the lack of catalyst until C4Q will likely drive disappointing near-term results”
“Our tablet unit growth rate of 55% in 2013 is unchanged from our prior estimate”
38% decrease in IDC '16E shipment forecasts since June 2012
Recent industry research forecasts continued PC deterioration
3
Source: IDC, Gartner, Morgan Stanley, Barclays
1 Represents 2012-15E CAGR
2 Based on preliminary IDC estimates
3 Based on IDC data
PCs
IDC estimates
2005-11A CAGR
Historical: 9.7%
2012-16E
CAGR
7.4%
8.4%
4.3%
1.7%
Other sources: 2012-16E CAGR
(~1.5%)
PC market outlook continues to show a secular decline
250
300
350
400
450
500
550
'09 '10 '11 '12 '13 '14 '15 '16
Jun '12
Sep '12
Dec '12
Mar '13
Jun '13
2
1
Gartner (Jun '13):   0.5%
Morgan Stanley (Jun '13): (5.3%)
Barclays (Mar '13): (6.7%)

PC exposure will likely continue to weigh on Dell’s share price, regardless of the Enterprise trajectory
Source: Company filings; FactSet
Note: Market data from 1/11/08 to 1/11/13
1 PC revenue includes desktops and notebooks
2 Unaffected multiple shown at stock price of $10.88 as of 1/11/13 before transaction rumors
4
Dell NTM P/E multiple
$37
$28
$10
$20
$30
$40
FY08 FY13
0.0x
5.0x
10.0x
15.0x
20.0x
Dell’s NTM P/E
multiple peaked at
15.4x in June ‘08

Returns for Dell’s acquisition program remain uncertain
Significant future integration and investment still required

Over $13bn spent on acquisitions since FY08 to transform Dell into a solutions-oriented business
Sales force integration benefits and cross-selling synergies taking longer to achieve
A number of acquisitions have required additional investments to reposition for growth or new business opportunities
Current returns are lagging the 15% IRR target by the Company due, in part, to required additional investments
As the environment continues to evolve rapidly, additional investments and acquisitions are likely to be required to complete the transformation

Agenda 6 Valuation perspectives 7 Appendix 13 Business perspectives 2

Icahn / Southeastern’s sum-of-the-parts valuation implies
unrealistic multiples
How can Dell be worth 12.0x EBITDA when its closest peer, HP, trades at 4.6x EBITDA?
EUC
ESG
Services
Cost
opportunity
DFS
Net cash
Software,
other
Total
Icahn / Southeastern
value per share
Implied
FV / EBITDA
$2.00
3.0x
$5.57
15.4x
$6.78
7.9x
$1.66
6.0x
$2.43
$3.31
$0.60
$22.34 12.0x
Source: Icahn / Southeastern presentation to ISS (6/24/13), Company filings
Note: Metrics based on LQA Q1 FY14 figures; Net cash based on cash and debt as of Q1 FY14; PC-centric peers include Acer, ASUS and Lenovo
Commentary
7
n
Dell's consolidated unaffected multiple was 3.3x, which includes higher growth ESG businesses
n
PC-centric peers' median EBITDA multiples are down over 20% since unaffected date with Dell business underperforming vs. peers
n
How can Dell's Enterprise business be valued at more than double software-centric peers like Microsoft (7x) and purer-plays positioned for next-gen infrastructure like EMC (7x)
n
Discounted multiple due to heavy profit contribution from servers, which are under increasing competitive pressure
n
Nearly twice the multiple of pure play CSC trading at 4x EBITDA
n
Dell Services much more PC driven than peers, which should drive a discount to value
n
$500mm in annual cost savings are arbitrary and unidentified
n
Significant portion of cost savings are likely to be reinvested in business to protect margins and competitive position
n
How can cost savings be valued at a multiple that is nearly double Dell's consolidated unaffected multiple of 3.3x?
n
Overvalues segment reporting income by not stripping out ~$250mm in
DFS income per Icahn / Southeastern May 9th letter
n
Majority of cash flow generated in foreign jurisdictions

BCG “75% Case” is based on an aspirational cost savings target, not concrete initiatives
Source: Dell management estimates, BCG estimates, Wall Street estimates as of 6/28/13
1 Q1 FY14 non-GAAP operating income of $590 million, annualized. See Appendix A for more detail
2 Based on Dell’s Q1 FY14 consolidated operating margin
Forecasted operating income ($ in billions)
BCG evaluated the impact if
management achieved 75% of
the aspirational cost savings of
$3.3bn
Many of the categories of cost
savings were not specifically
identified
Significant portion of any cost
savings will need to be reinvested
in the business / would not drop
to the bottom line
BCG 75% Case FY15 forecast is
~50% higher than current Street
consensus
Commentary
8
Given aggressive margin expansion assumptions, the BCG 75% Case was deemed by the Special Committee to be aspirational at best
Implies an unrealistic
consolidated
operating margin of
10% vs. 4% today
$2.4
$3.0
2

Modest potential sponsor returns depending on the case
Source: Evercore Partners presentation to Board of Directors (2/4/13)

IRRs using BCG 75% Case are unrealistic
Sub-20% IRR using Wall Street consensus
1
2
Highlights why Michael Dell had to subsidize
Silver Lake’s returns by rolling his shares at a
lower price ($13.36 vs. $13.65)
3 other sponsors passed on the transaction
after extensive due diligence

Substantial downside risk to Dell shareholders if transaction rejected
$13.65 represents substantial premium to implied Dell share prices using current HP P/E multiples

Source: Company filings, FactSet; Market data as of 6/28/13
1 Assumes HP’s CY13E P/E multiple of 6.9x
$1.25 $1.00 $0.84 EPS:
97% premium 133% premium
$13.65
$8.67
$6.92
$5.85
Silver Lake /
Michael Dell
Final FY14
Board Case
Wall Street
Consensus
LQA
Q1 FY14
57% premium
1
Assuming HP’s CY13E P/E

Absent transaction, where would the analyst price targets be?
Current earnings
estimates
Broker Price target FY14E EPS Implied P/E ratio FY14E EPS (May 2013)
Argus Research $14.00 $1.90 7.4x $1.13
Baird 11.00 1.76 6.3x 0.91
BMO 11.00 1.57 7.0x 0.90
Brean Capital 12.00 1.74 6.9x 0.96
Credit Suisse 9.00 1.55 5.8x 1.05
Deutsche Bank 13.00 1.75 7.4x 1.00
FBN Securities 11.00 1.45 7.6x 0.90
Goldman Sachs 13.00 1.53 8.5x 1.12
Jefferies 10.00 1.60 6.3x 1.30
Monness, Crespi, Hardt & Co. 13.00 1.77 7.3x 1.06
Raymond James 13.00 1.60 8.1x 1.05
Sanford Bernstein 15.00 1.60 9.4x 1.01
Topeka 13.50 1.83 7.4x 1.13
UBS 9.75 1.75 5.6x 0.97
Mean $12.02 $1.67 7.2x $1.04
Median $12.50 $1.67 7.4x $1.03
11
% decline since
pre-LBO leak:
(38%)
(38%)
1
Source: Bloomberg, FactSet, Wall Street research
Note: Excludes Wall Street research that does not provide price targets pre-LBO leak or FY14E EPS estimates as of May 2013
    All estimates as of November 2012, post Dell’s Q3 FY13 earnings, except for Goldman Sachs (December 2012) and Credit Suisse (January 2013)
1
Pre-LBO leak Wall Street estimates with price targets

Agenda Business perspectives 2 Valuation perspectives 7 12 Appendix 13

Q2 FY13 Q1 FY13
QoQ var.
Revenue $27,582 $28,359
(3%)
Memo: PC revenue $7,584 $8,204 (8%)
Non-GAAP earnings
from operations
$2,370 $2,236 6%
% margin 8.6% 7.9%
Non-GAAP EPS - diluted $0.87 $0.82
6%
Q1 FY14 Q4 FY13
QoQ var.
Revenue $14,074 $14,314
(2%)
Memo: PC revenue $6,891 $6,870 0%
Non-GAAP operating
income
$590 $704 (16%)
% margin 4.2% 4.9%
Non-GAAP EPS - diluted $0.21 $0.29
(28%)
HP’s recent performance has been superior to Dell’s
Services
15%
Software
2%
EUC
(desktop
and
mobility)
48%
EUC S&P
14%
ESG
21%
Enterprise
Services
22%
Software
3%
PSG
(desktop
and
mobility)
28%
Printers
22%
Enterprise
Group
25%
Q1 FY14 (May) QoQ results Q2 FY13 (April) QoQ results
13
1
2
2
1
Source: Company filings, Wall Street research
Note: Dell and HP segments include internal revenue; HP revenue breakdown calculations exclude Corporate Investments and HP Financial Services
1
For Q4 FY13, PC revenue includes revenue from desktop PCs and mobility offerings. For Q1 FY14, PC revenue includes revenue from desktop PCs and mobility products, as well as internal revenues, which primarily consist of origination fees related to the sale of extended warranty services;  ² Excludes severance and facility actions and acquisition related costs, amortization of intangibles, and for Q1 FY14, costs related to
Dell's proposed merger. In addition, to highlight significant changes period over period, this presentation excludes benefits of $250 million recognized in Q4 FY13, which primarily relate to vendor settlements. See
Appendix A for more information
Revenue breakdown – Q1 FY14 (May)
Revenue breakdown – Q2 FY13 (April)

Appendix A: Reconciliation to non-GAAP financials

1 Includes merger-related costs, which consist of transaction expenses associated with Dell's proposed merger as well as expenses associated with special performance-based retention cash awards granted to certain key employees in
Q1 FY14
2 Assuming a tax rate of 23.4% and weighted average share count of 1,748mm on benefits of approximately $250 million, which primarily relate to vendor settlements
1
Reconciliation to non-GAAP operating income Q4 FY13 Q1 FY14
GAAP operating income $698 $226
Amortization of intangibles 188 196
Severance and facility actions and acquisition related costs 68 80
Other 88
Non-GAAP operating income - as previously disclosed $954 $590
Vendor settlements (250) -
Non-GAAP operating income $704 $590
Reconciliation to non-GAAP EPS - diluted Q4 FY13 Q1 FY14
GAAP EPS - diluted $0.30 $0.07
Non-GAAP adjustments per share 0.10 0.14
Non-GAAP EPS - diluted - as previously disclosed $0.40 $0.21
Vendor settlements (0.11) -
Non-GAAP EPS - diluted $0.29 $0.21
2
Reconciliation to non-GAAP financials – Q4 FY13 and Q1 FY14

Appendix A: Reconciliation to non-GAAP financials (cont’d)

There are limitations to the use of the non-GAAP financial measures presented in this presentation. Dell’s non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in Dell’s industry, may calculate the non-GAAP financial measures differently than Dell, limiting the usefulness of those measures for comparative purposes. In addition, items such as amortization of purchased intangible assets represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in the non-GAAP financial measures and such measures, therefore, do not reflect the full economic effect of such loss. Further, items such as severance and facility actions, acquisition-related costs, and other charges that are excluded from the non-GAAP financial measures can have a material impact on earnings. Dell’s management compensates for the foregoing limitations by relying primarily on GAAP results and using non-GAAP financial measures supplementally or for projections when comparable GAAP financial measures are not available.
The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for gross margin, operating expenses, operating income, net income, and earnings per share prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis.
See above for reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented.

Appendix A: Reconciliation to non-GAAP financials (cont’d)

The following is a summary of the costs and other items excluded from the most comparable GAAP financial measures to calculate non-GAAP financial measures:
• Severance and Facility Actions and Acquisition-related Costs - Severance and facility action costs are primarily related to facilities charges, including accelerated depreciation and severance and benefits for employees terminated pursuant to cost synergies related to strategic acquisitions and actions taken as part of a comprehensive review of costs. Acquisition-related charges are expensed as incurred and consist primarily of retention payments, integration costs, and other costs.  Retention payments include stock-based compensation and cash incentives awarded to employees, which are recognized over the vesting period.  Integration costs primarily include IT costs related to the integration of IT systems and processes, costs related to the integration of employees, consulting expenses, and for acquisitions made prior to Fiscal 2013, costs related to full-time employees who were working on the integration.
Severance and facility actions and acquisition-related charges are inconsistent in amount and are significantly impacted by the timing and nature of these events. Therefore, although Dell may incur these types of expenses in the future, it believes that eliminating these charges for purposes of calculating the non-GAAP financial measures presented above facilitates a more meaningful evaluation of Dell’s current operating performance and comparisons to
Dell’s past operating performance.
• Amortization of Intangible Assets - Amortization of purchased intangible assets consists primarily of amortization of customer relationships, acquired technology, non-compete covenants, and trade names purchased in connection with business acquisitions. Dell incurs charges related to the amortization of these intangibles, and those charges are included in Dell’s Consolidated Financial Statements. Amortization charges for purchased intangible assets are significantly impacted by the timing and magnitude of Dell’s acquisitions. Accordingly, these charges may vary in amount from period to period. Dell excludes these charges for purposes of calculating the non-GAAP financial measures presented above to facilitate a more meaningful evaluation of Dell’s current operating performance and comparisons to Dell’s past operating performance.
.

Appendix A: Reconciliation to non-GAAP financials (cont’d)

• Other Items - Dell also adjusts GAAP financial results for expenses associated with Dell's proposed merger. These expenses consist of professional fees incurred by Dell in connection with Dell's proposed merger as well as the reimbursement of transaction-related expenses incurred by certain participants approved by a special committee of the
Board of Directors. In addition, Dell adjusts GAAP financial results for special retention cash bonus awards granted to certain key employees in the first quarter of Fiscal 2014 that will be payable in March 2014. Dell is excluding these expenses for the purpose of calculating the non-GAAP financial measures presented above because Dell believes these items are outside our ordinary course of business and do not contribute to a meaningful evaluation of Dell's current operating performance or comparisons to Dell's past operating performance. In addition, previously disclosed non-GAAP financial measures have been further adjusted to exclude certain vendor settlements.
• The aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments mentioned above. The tax effects are determined based on the tax jurisdictions where the above items were incurred.

Forward-looking statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;
(2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction;
(3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the
Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally.
Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in these materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so.
These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended
February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,”
and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by the Company.

Additional information and where to find It

In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on May 31, 2013. The definitive proxy statement and a form of proxy have been mailed to the Company’s stockholders.  Stockholders are urged to read the proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger.
Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at
http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way,
Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.
The Company and its directors, executive officers and certain other members of management and employees of the
Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended
February 1, 2013 (as amended with the filing of a Form 10-K/A on June 3, 2013 containing Part III information) and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.